SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 25, 2000
               --------------------------------------------------
               (Date of Report) (Date of earliest event reported)

                           ASSET SERVICING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                 333-80429                       75-2823489
----------------------------   -----------                 -------------------
(State or other jurisdiction   (Commission                    (IRS Employer
  of incorporation)            File Number)                 Identification No.)


           709-B West Rusk, Suite 580, Rockwall, Texas              75087
   ---------------------------------------------------------       ----------
              (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code:      (214) 212-2307
   ---------------------------------------------------------     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5. Other Events

     On May 19, 2000, the registrant closed its SB-1 offering which went effective on January 24, 2000, having sold 97,000 shares at $1.00 per share, bringing the total outstanding shares to 297,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2000                        ASSET SERVICING CORPORATION

                                          By: /s/ Charles Smith
                                          ---------------------------
                                                  Charles Smith
                                                  President